November 2025 Unique biology Precision therapeutics Broad impact NASDAQ LISTED FHTX Exhibit 99.1

| Forward Looking Statements 2 This presentation contains forward-looking statements that are based on management's beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this presentation are forward- looking statements. In some cases, you can identify forward-looking statements by terms such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from our collaboration agreement with Lilly; the initiation, timing, progress and results of our research and development programs and pre-clinical studies and clinical trials, including with respect to our Phase 1 dose escalation trial of FHD-909 with Lilly; our ability to advance product candidates that we may develop and to successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform®; the impact of exogeneous factors, including macroeconomic and geopolitical circumstances, on our and our collaborators’ business operations, including our research and development programs and pre-clinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-909 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-909, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements, and needs for additional financing. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Additional important factors to be considered in connection with forward-looking statements are described in the Company's filings with the Securities and Exchange Commission, including withing the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Any forward-looking statements represent the Company’s views only as of the date of this presentation and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties.

| Foghorn is a Leader in Chromatin Biology, Successfully Drugging Challenging Targets 3 Targeting chromatin regulation Implicated in up to 50% of all tumors Multi-billion $ Opportunities Unlocking selectivity of previously undruggable targets First-and-Best-in-Class Approaches Innovating selective protein degradation with capabilities in induced proximity Selective Target Engagement Leveraging a proven drug development platform with expansive potential Strategic Partnership: Multiple Programs

Chromatin Regulatory System Orchestrates Gene Expression: Multiple Opportunities for Targets and Therapeutics

Chromatin Regulatory System genes are **implicated** across a **wide range of cancers**

Chromatin – compacted form of DNA inside the nucleus of the cell

Chromatin Remodeling Complexes – specialized multiprotein machines that allow access to DNA
Targets: SMARCA2, ARID1B

Transcription Factors – proteins that help turn specific genes "on" or "off" by working in concert with the chromatin remodeling complex to bind to DNA
Targets: Multiple TFs







Other Chromatin Binding Proteins involved in gene expression / function
Targets: CBP, EP300

Leveraging **synthetic lethality** and **lineage dependencies**

4

| Foghorn’s Platform Has Delivered Precision First-in-Class Therapeutics, and is Poised to Unlock New Biology 5 1. Chromatin Biology 2. Chemistry, Biochemistry & Formulations 3. Degraders / Selective Targeting Deep mechanistic understanding of chromatin regulatory system Expertise in rules of degrader optimization Track record with previously undruggable targets Expansion into New TAs & Induced Proximity Track record of delivering precision therapeutics

Foghorn: Precision Therapies With Potential for Multi-Billion Dollar Opportunities Across Oncology

Modality	Program	Disease	Stage (Discovery / Pre-Clinical / Phase 1 / Phase 2 / 3)	Partner
Enzyme Inhibitors	FHD-909* (Selective SMARCA2)	SMARCA4 mutant cancers (e.g., NSCLC, bladder, endometrial, colorectal)	Phase 1	Lilly, FOGHORN THERAPEUTICS
	Partnered Undisclosed	Undisclosed	Pre-Clinical	Lilly, FOGHORN THERAPEUTICS
Protein Degraders	Selective SMARCA2	SMARCA4 mutant cancers (e.g., NSCLC, bladder, endometrial, colorectal)	Pre-Clinical	Lilly, FOGHORN THERAPEUTICS
	Selective CBP	EP300 mutant cancers (e.g., endometrial, cervical, ovarian, bladder, colorectal), CBP dependent cancers (ER+ Breast Cancer)	Pre-Clinical	FOGHORN THERAPEUTICS
	Selective EP300	EP300 dependent cancers (e.g., MM, DLBCL, prostate), CBP mutant cancers (e.g., NSCLC, bladder)	Pre-Clinical	FOGHORN THERAPEUTICS
	Selective ARID1B	ARID1A mutant cancers (e.g., endometrial, gastric, gastroesophageal junction, bladder and NSCLC)	Discovery	FOGHORN THERAPEUTICS
Transcription Factor Disruptors	Undisclosed	Undisclosed	Discovery	FOGHORN THERAPEUTICS
3 Discovery Programs	Undisclosed	Undisclosed	Discovery	Lilly, FOGHORN THERAPEUTICS

*LY4050784
SMARCA2 = BRM
NSCLC: Non-Small Cell Lung Cancer; **MM**: Multiple Myeloma; **DLBCL:** Diffuse Large B-Cell Lymphoma

6

Advancing Multiple Programs with Near-Term Milestones

Program	Milestone	Timing	Partner
FHD-909* (LY4050784) (Selective SMARCA2 Inhibitor)	Phase 1 Monotherapy Data	Confidential	Lilly
Selective SMARCA2 Degrader*	Transition to Lilly / IND	Confidential	Lilly
Selective CBP Degrader	IND-Ready	2026	
Lilly Target #2**	Transition to Lilly / IND	Confidential	Lilly
Selective EP300 Degrader	IND-enabling Studies	2026	
Selective ARID1B Degrader	*In Vivo* Proof of Concept	2026	

* 50/50 U.S. economic split, ex-U.S. royalties. ** Pending Lilly decision to proceed, 50/50 U.S. economic split, ex-U.S. royalties.

7

| FHD-909 is Being Developed in Collaboration with Lilly; Landmark Agreement Signed in December 2021 Significant Upfront and Economics Strong Momentum and Shared Vision Ongoing Discovery Programs • $300 million cash • $80 million in Foghorn common stock at a price of $20 per share • 50/50 U.S. economic split on SMARCA2- target and another undisclosed program • Tiered ex-U.S. royalties ranging from low double-digit into 20s • Lilly is a leading oncology company with a track record of innovation and execution • Lilly selected FHD-909 for development and initiated the first clinical trial in 2024 • Thorough evaluation of FHD-909 in models of SMARCA2-dependent tumors • Three additional programs as part of collaboration (undisclosed) • Potential to earn royalties and up to $1.3 billion in potential milestones across these three programs 8

Developing First-in-Class Precision Medicines Targeting Major Unmet Needs in Cancer

Leader in Unique Area of Cancer Biology

Foghorn is a **leader in targeting chromatin biology,** which has the potential to address underlying dependencies of many genetically defined cancers

Platform with initial focus in oncology, **therapeutic area expansion potential**

Large Market Potential

Chromatin biology is implicated in up to **50% of tumors**, potentially impacting **~2.5 million patients**

Foghorn's current pipeline potentially addresses **more than 500,000** of these patients

Broad pipeline across a range of targets and small molecule modalities

Well-Funded

$180.3 million in cash and equivalents

(as of 09/30/2025)

Cash runway into 2028

Shares outstanding: approximately 63.0M*

Value Drivers

Selective SMARCA2 Inhibitor, FHD-909, partnered with Lilly, in **Phase 1 trial**

Advancement of preclinical assets (Selective SMARCA2, CBP, EP300, ARID1B Degraders) towards INDs

Protein degrader platform with expansion into induced proximity

Major Strategic Collaboration

Strategic collaboration with Lilly; **$380 million upfront;** 50/50 U.S. economic split on two lead programs

Lilly

**Includes common shares outstanding and pre-funded warrants as of 09/30/2025.*

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Selective SMARCA2 Program For SMARCA4-Mutant Cancers • FHD-909 (LY4050784) – Selective SMARCA2 Inhibitor 10

SMARCA2: Clinical-stage FHD-909 Selective SMARCA2 Inhibitor and Preclinical Selective SMARCA2 Degrader

	Selective SMARCA2 Inhibitor FHD-909*	Selective SMARCA2 Degrader
Biology	Exploit the synthetic lethal relationship between SMARCA2 and mutated SMARCA4	
Status	Phase 1 monotherapy dose escalation trial ongoing	Advancing through late preclinical development
Opportunity	SMARCA4 mutated cancer including ~10% of NSCLC and up to 5% of all solid tumors	
Lilly Partnership	50/50 global R&D cost share | 50/50 U.S. economics | tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties	

*LY4050784

11

| Selective SMARCA2 Inhibition: Promising Strategy to Exploit Synthetic Lethal Relationship Between SMARCA2 and Mutant SMARCA4 12 No SMARCA4 Mutations SMARCA4 Mutation SMARCA4 Mutation and SMARCA2i Cell Survival Cell Death Healthy Cells Cancer Cells SMARCA4 SMARCA2 BAF Complex BAF Complex Mutant SMARCA4 BAF Complex SMARCA2i Precision medicine targeting synthetic lethal relationships is a proven clinical approach now used in multiple cancers (e.g., PARP inhibitors) SMARCA4 SMARCA2

| SMARCA4 is Mutated in Up to 10% of NSCLC; Up to 5% of Solid Tumors 13 SMARCA4 mutated across a broad range of tumors Accounts for ~5% of solid tumors AACR GENIE via cBioPortal

SMARCA4 Mutations are Consequential – in NSCLC, Patients with Mutated SMARCA4 Have Significantly Worse Clinical Outcomes

Overall Survival for SMARCA4wt vs SMARCA4mut[1]


N
Median OS, months (95% CI)
SMARCA4WT 593 15.0 (13.5-17.7)
SMARCA4MUT 114 8.1 (6.6-12.2)
HR: 1.70 [95% CI: 1.33-2.17]
P<0.001
Overall Survival(%)
1.0
0.8
0.6
0.4
0.2
0.0
0
6
12
18
24
30
36
42
Months

SMARCA4 Mutated in Up to 10% of NSCLC Tumors, Minimal Overlap With Other Mutations[2]


SMARCA4 10%
KRAS 29%
EGFR 26%
ALK 7%
RET 4%
MET 7%
Genetic Alteration
Inframe Mutation (putative driver)
Inframe Mutation (unknown significance)
Missense Mutation (putative driver)
Missense Mutation (unknown significance)
Truncating Mutation (putative driver)
Truncating Mutation (unknown significance)
Fusion
Amplification
Deep Deletion
No alterations

NSCLC patients with SMARCA4 mutations:

- Poor prognosis
- Shorter overall survival
- Less responsive to immune checkpoint inhibitors
- Clinically definable, high unmet need population

Supporting references:

- Gandhi, et al, 2025; DOI: 10.1016/j.jtho.2025.01.016
- Alessi, et al, 2023; DOI: 10.1016/j.jtho.2023.01.091
- Negrao, et al, 2023; DOI: 10.1158/2159-8290.Cd-22-1420
- Liu, et al, 2021; DOI: 10.1002/1878-0261.12831
- Fernando, et al, 2020; DOI: 10.1038/s41467-020-19402-8
- Schoenfeld, et al, 2020DOI: 10.1158/1078-0432.ccr-20-1825

Source: 1. Alessi et al DOI: 10.1016/j.jtho.2023.01.091; 2. TCGA via cBioPortal

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| When SMARCA4 and KRAS Mutations Co-Occur, Patients Have Even Worse Outcomes to Standard of Care Treatment In response to PD(L)-1 therapy, Patients with Co-Occurring SMARCA4 and KRAS Mutations have a Shorter ORR, PFS, and OS than Patients with only KRASmut 15 Overall Response Rate (ORR) Source: Alessi et al DOI: 10.1016/j.jtho.2021.03.024 Progression-Free Survival (PFS) Overall Survival (OS) Median PFS, months (95% CI) Median OS, months (95% CI) KRAS mut + SMARCA4 wt (n:159): 15.1 (11.2–20.1) KRAS mut + SMARCA4 mut (n:17): 3.0 (1.0–9.3) HR = 0.25 [95% CI: 0.14–0.42] P < 0.001 HR = 0.29 [95% CI: 0.17–0.50] P < 0.001 0.0% (0/17) KRAS mut + SMARCA4 wt (n:159): 4.1 (2.8–6.0) KRAS mut + SMARCA4 mut (n:17): 1.4 (0.9–2.0) P = 0.03 22.0% (35/159)

| FHD-909: Overall Goal is to Become a First-Line Treatment for SMARCA4-Mutated NSCLC 16 1st Line NSCLC Pembrolizumab-based regimens Other immune checkpoint inhibitor-based regimens Chemotherapy-based regimens 2nd Line NSCLC Chemotherapy-based regimens Ramucirumab (anti-VEGF) + chemotherapy Checkpoint inhibitor monotherapy 3rd Line NSCLC Chemotherapy-based regimens Other targeted agents + chemotherapy Relevant treatment regimens in each line of therapy for metastatic NSCLC* Agents evaluated preclinically in combination with FHD-909 KRAS inhibitors Targeted agents Note: * Generalized across squamous and non-squamous metastatic NSCLC without driver mutation Source: CancerMPact 2024 US NSCLC TA report

| Chemotherapy Targeted Therapies FHD-909 is Positioned to Be Evaluated in Combination with Standard Therapies FHD-909 shows significant anti-tumor activity preclinically in combination with standard therapies in NSCLC 17 Cisplatin PemetrexedPaclitaxel KRAS inhibitorsPembrolizumab

A First-in-Human Phase 1 Trial of FHD-909 in Advanced Solid Tumor Patients with SMARCA4 Mutations



Phase 1a Dose Escalation
Advanced solid tumors with any SMARCA4 alteration
(mTPI-2 method with backfilling[a])
Dose Level n
Dose Level 3
Dose Level 2
Dose Level 1
Phase 1b Dose Expansion[b]
Presence of a known or likely loss of function of SMARCA4
Part A: 2L + NSCLC[c]
(Optional Randomized Dose Optimization)
Randomized
Cohort A1
Cohort A2 (optional)
Cohort A3 (optional)
Part B: Other Solid Tumors
Cohort B1

- **FHD-909 is administered orally BID, in 28-day cycles**
- **Phase 1b may begin prior to completion of backfill in Phase 1a**
- **In Phase 1b, no prior SMARCA2 (BRM) inhibitors/degraders are allowed**

***Note**: [a] Each dose level will enroll 3-6 DLT-evaluable patients; select dose levels may backfill up to 20 patients; N~80; [b] Phase 1b may open prior to completion of backfill; N~80; [c] Prior platinum doublet, immunotherapy, and antibody-drug conjugate therapy allowed; sponsor may initiate a randomized dose optimization cohort within Phase 1b across 2 or more dose levels*

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Degrader Programs • Selective CBP Degrader • Selective EP300 Degrader • Selective ARID1B Degrader 19

| Developing a Portfolio of Novel and Selective Degraders 20 Selective ARID1B Degrader Selective CBP Degrader • Mutated in up to 5% of all solid tumors • First to demonstrate robust and selective degradation of the protein • Developing VHL and cereblon degraders, potential for oral delivery • Program advancing towards in vivo proof-of-concept in 2026 • EP300 Mutant and CBP Dependent Cancers • Anti-tumor activity demonstrated including promising potential in ER+ breast cancer. • Long Acting Injectable (LAI) formulation • No significant preclinical heme toxicity • CBPd-171 in DRF studies in Q4 2025; IND-ready in 2026 • CBP Mutant and EP300 Dependent Cancers • Potential across range of heme malignancies, including MM and DLBCL • Highly selective and potent • No significant preclinical heme toxicity • IND-enabling studies in 2026 Selective EP300 Degrader

CBP and EP300 Proteins – A Decades Long Challenge in Selectivity

CBP and EP300 Biology

- CBP and EP300 are highly homologous, paralog histone acetyltransferases regulating enhancer-mediated transcription and protein stability
- Dysregulation of CBP and EP300 has been implicated in multiple cancers
- Dual targeting has revealed tolerability and safety issues

Foghorn's Solution... Highly Selective Degradation

- Achieved selective targeting which results in improved tolerability and efficacy
- Advancing two separate programs with defined dependencies and patient populations



CBP/
EP300
CoA
Ac
CoA
Ac
MYC
Cell growth
Cell survival
Ac
TF
TF
Ac
TF
RNA
Polymerase
Ac
Ac

EP300 Degrader Approach
Focus on EP300 Lineage-Dependent Cancers

CBP Degrader Approach
Focus on EP300-Mutant Cancers via Synthetic Lethality

21 |

Selective CBP Degrader For EP300-Mutant and CBP-Dependent Cancers 22

Summary: Selective CBP Degrader for EP300-Mutant & CBP-Dependent Cancers

Target / Approach	• CREB binding protein (CBP) • Targeted protein degrader
Stage / Next Milestone	• Preclinical • IND-ready in 2026
Key Differentiation	• Highly selective and potent • Increased tolerability relative to non-selective compounds • Long-acting formulation targets Q2-4W dosing • Compelling combination potential

Tumors with EP300-Mutants			
	Gynecological (endometrial, cervical, ovarian)	**Bladder**	**Other** (gastric[2], CRC, NSCLC)
US Incidence[1]	105K	84K	349K
Mutation frequency	8%	10%	6%
US Incidence (2025) of EP300 mutated tumors	8.4K	8.4K	21K

CBP-Dependent Cancers	
ER+ Breast Cancer	
US Incidence[1]	210K
Mutation frequency	NA
US Incidence (2025) of EP300 mutated tumors	NA

** Per year incidence in the U.S., EU5, Japan . Source: Clarivate DRG Mature Markets Data.*

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| Selective CBP Degradation Results in Significant Anti-Tumor Activity in EP300mut Solid Tumor Models 24 EP300mut Bladder Cancer CDX (639V) EP300mut Gastric Cancer CDX (AGS) EP300mut Gastric Cancer PDX (ST020326) T u m o r V o lu m e (m m ³ + S E M ) B o d y W ei g h t C h an g e ( % ) 20 30 40 50 60 0 500 1,000 1,500 Vehicle FHT-CBPd-59, 10mg/kg (QD) FHT-CBPd-59, 3mg/kg (QD) FHT-CBPd-59, 1mg/kg (QD) FHT-CBPd-59, 0.3mg/kg (QD) FHT-CBPd-59, 0.1mg/kg (QD) T u m o r V o lu m e ( m m 3 ± S E M ) B o d y w e ig h t ch a n g e ( % ) Fold Selectivity >20x >10000x EP300 0.15 uM 30uM CBP 0.005 uM 0.0024uM Degrader Selectivity FHT-CBPd-59 DC50 @24h FHT-CBPd-41 DC50 @24h 24

Selective CBP Degradation Showed No Significant Impact on Platelet Counts and Spared Megakaryocytes

Platelet Counts Post Two Weeks of Dosing
(In Vivo – Control Mice)



Vehicle
dCBP-59 (10 mg/kg, QD, SC)
CCS1477 (20 mg/kg, BID, PO)
*CCS1477 inhibition study used 3 weeks of dosing
Platelets (x10³ cells/uL)
2500
2000
1500
1000
500
0
Control
Selective Degrader
Dual Inhibitor
Vehicle
dCBP-59
CCS1477 (Inobrodib)

Platelet counts are unaffected by selective CBP degrader in *in vivo* models

Human Megakaryocyte Cell Viability Assay
(In Vitro)*



dCBP-59 (Selective Degrader)
CCS1477 (Dual Inhibitor)
100
50
0
0.001
0.01
0.1
1
10
100
1000
10000

*** Human megakaryocytes derived from primary human hematopoietic stem cells**

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| In Breast Cancer, CBP Degradation Disrupts Estrogen Receptor (ER) Signaling and Inhibits Tumor Cell Growth CBP Robust & Potent CBP degradation …Resulting in cancer cell growth inhibition 26 0. 00 01 0. 00 1 0. 01 0. 1 1 10 10 0 10 00 10 00 0 10 00 00 10 00 00 0 % d e te ct e d C B P p ro te in CBP degradation in MCF7 cells(24h) …Leads to reduced expression of ER and its target genes MCF7 colony formation assay (14d) 33311137 12.34.11.370.46 0.150.050.017 1000 0 CBPd-171 [nM] -2.5 -2.0 -1.5 -1.0 -0.5 0.0 G2/M Checkpoint E2F Targets MYC Targets Estrogen response_Early genes Estrogen response_Late genes MCF7 Super Enhancer genes NES (Normalized Enrichment Score) 1nM CBPd-171 treated MCF7 (7d)

| Foghorn Selective CBP Degrader Shows Promise in Combination with Standard Therapies in Preclinical ER+ Breast Cancer Models 27 CDK4/6 Inhibitor + Fulvestrant CBP Degrader (FHT-CBPd-41) + CDK4/6 inhibitor + Fulvestrant Cancer cell growth only significantly inhibited at highest concentrations of SoC combination CBP degrader dramatically improves the combination effects at lower doses in addition to showing monotherapy activity Monotherapy benefit Combination benefit

| Foghorn’s Pre-DC CBP Degrader (CBPd-171) is Highly Selective 28 CBPd-171 rapidly and potently degrades CBP, but not its paralog EP300 Dmax (%): 97% | Max Rate: 3.2 | DC50: 30pM Dmax (%): 5% | Max Rate: N/A F ra c ti o n a l L u m in es c e n c e (R L U ) 0 5 10 15 20 25 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 CBPd-171 EP300 Kinetics Time (Hours) DMSO 1uM 333nM 111nM 37nM 12.3nM 4.1nM 1.4nM 457pM 152pM 50.8pM 16.9pM 5.65pM 1.88pM 627fM 209fM 69.7fM

| Foghorn’s Pre-DC CBP Degrader (CBPd-171) is Highly Selective by Global Proteomics 29 U2OS CBPd-171/DMSO 100 nM 3hr Log2FC

| Long-Acting Injectable Formulation of CBPd-171 Enables Weekly Sub-Cutaneous (SC) Delivery 30 Tumor Growth Inhibition Observed in EP300mut (AGS) Gastric Model (Daily Injections and SC weekly LAI Injection) • Weekly LAI injection of CBDd-171 results in efficacy comparable to daily SC injections in AGS (gastric) model • We observe robust, dose dependent CBP degradation across tumor models in PK/PD studies • LAI characterization in additional pharmacology studies planned to refine human dose predictions 20 25 30 35 40 45 50 55 60 0 500 1000 1500 Days After Tumor Inoculation T u m o r V o lu m e ( m m ³ + S E M ) CBPd-171, 3mpk, QD s.c Vehicle CBPd-171 LAI, 25mpk, QW s.c

Selective EP300 Degrader For CBP-Mutant and EP300-Dependent Cancers 31

Summary: Selective EP300 Degrader for CBP-Mutant & EP300-Dependent Cancers

Target / Approach	• E1A binding protein p300 (EP300) • Targeted protein degrader
Indications	• Broad range of heme malignancies focused on Multiple Myeloma and DLBCL • AR+ prostate • Bladder, melanoma, others
Stage / Next Milestone	• Preclinical • IND-enabling studies in 2026
Key Differentiation	• Deeper efficacy response with selective degrader vs non-selective molecules • Improved tolerability profile vs non-selective molecules • Patient selection biomarker for Diffuse Large B-Cell Lymphoma (DLBCL)

EP300 Dependency in Hematological Malignancies			
	Multiple Myeloma	**DLBCL**	**AML + MDS**
US Incidence[1]	31K	32K	37K

** Per year incidence in the U.S., EU5, Japan. Source: Clarivate DRG Mature Markets Data.*

32 |

| Foghorn’s Selective EP300 Degraders (EP300d) are Highly Potent and Selective 33 Dmax (%): 95% | Max Rate: 2.5 | DC50: 3nM Dmax (%): 5% | Max Rate: N/A EP300 Cellular Kinetics CBP Cellular Kinetics EP300d-31 rapidly and potently degrades EP300, but not its paralog CBP

| Foghorn’s EP300 Degrader (EP300d-79) is Highly Selective by Global Proteomics 34 U2OS EP300d/DMSO 300 nM 6hr Log2FC

| EP300 Degradation Shows Anti-Proliferative Activity in Broad Range of Hematological Malignancies 35MM: Multiple Myeloma; DLBCL: Diffuse Large B-Cell Lymphoma; AML: Acute Myeloid Leukemia; BL: Burkitt’s Lymphoma; TCL: T-cell Lymphomas; T-ALL: T-cell Acute Lymphoblastic Leukemia; B-ALL: B-cell Acute Lymphoblastic Leukemia; CML: Chronic Myeloid Leukemia; HL: Hodgkin Lymphoma; MCL: Mantle Cell Lymphoma Anti-Tumor Activity Across Full Range of Heme Sub-Lineages (~ 70% of All Tested Cell Lines are Sensitive)

| Multiple Myeloma (MM1S) CDX DLBCL (KARPAS422) CDX AR+ Prostate (VCaP) CDX EP300 Degradation Results in Significant Tumor Growth Inhibition in Multiple Myeloma, DLBCL and Prostate Models 36 B o d y W ei g h t C h an g e (% ) 5 10 15 20 25 30 35 40 45 0 500 1,000 1,500 2,000 Vehicle FHT-EP300d - 32, SC, 50mg/kg (BID) Days After Tumor Inoculation FHT-EP300d - 32, SC, 20mg/kg (BID) FHT-EP300d - 32, SC, 10mg/kg (BID) B o d y W e ig h t C h an g e ( % ) 10 15 20 25 30 0 500 1,000 1,500 2,000 2,500 3,000 Days After Tumor Inoculation Vehicle FHT-EP300d - 53, SC, 30mg/kg (QD) FHT-EP300d - 53, SC, 10mg/kg (QD) CCS1477 (Inobrodib), PO, 20mg/kg (QD) Fold Selectivity >1000x EP300 0.7 nM CBP >1 uM Degrader Selectivity FHT-EP300d-53 DC50 @24h Fold Selectivity >40x EP300 23 nM CBP >1 uM Degrader Selectivity FHT-EP300d-32 DC50 @24h

| EP300 Degradation Modulates the Transcription Factors That Multiple Myeloma Depends On 37 EP300 degradation downregulates the expression of several transcription factors H929 OPM2 Lineage-dependence on EP300-regulated transcription factors KMS11RPMI8226 OPM2 RPMI8226 KMS11 dEP300-9 treatment, cell line-specific DC90+ doses (20-300nM), 6h

| Selective EP300 Degradation Induces Apoptosis in MM 38 Treatment with a selective EP300 degrader (dEP300-079) results in time- and concentration- dependent induction of apoptosis MM1S cell line

| Selective EP300 Degradation Results in Significant Responses In Vivo, and Spares Platelets 39 • The max efficacious dose for inobrodib results in stasis with daily dosing. However, inobrodib use in the clinic is limited by thrombocytopenia, which requires dosing holidays • Selective EP300 degraders can achieve deeper responses at tolerated doses with no thrombocytopenia (inobrodib)

| VHL-Based Selective EP300 Degrader Maintains Activity in IMiD Resistant Cell Lines 40 Resistant MM1S cell lines were developed through 5–6 months of in vitro exposure to gradually increasing concentrations of lenalidomide, pomalidomide, iberdomide, or mezigdomide dEP300-9 dEP300-9 pomalidomide lenalidomide mezigdomide iberdomide

| Synergy Demonstrated in MM Between dEP300 and Pomalidomide 41 Extensive combination screen assessed the impact on growth following treatment with dEP300 and 33 approved agents across 6 different cell lines

Selective EP300 Degraders Approaching Pre-DC

	Compound	A	B	C
On-Target	U2OS EP300 **uDC_{50}** (nM) [D_{max}%]	0.4 [95%]	0.3 [99%]	0.3 [104%]
	MM1S EP300 **uDC_{90}** (24 hr, nM)	2.1	**Actioned**	<0.15
	MM1S (nM, **uGI_{50}**)	0.61	2.0	0.15
Off-Target	CBP / BRD4 TR-FRET IC_{50} (nM)	4 / 3000	102 / >10,000	31 / >10,000
	U2OS CBP/EP DC_{50} [CBP D_{max}%]	26x [44%]	17497x [--]	356x [63%]
	SUDHL/MM1s **GI_{50}**	125x	319x	3,665x
	BRD4 DC_{50} (µM) [D_{max}%]	>30	>30	>30
ADME	Kin Solubility (PBS, pH=7.4, µM)	296	244	244
	LMS (m / r / h) (Cl_{int}, µL/min/mg)	0 / 0 / 4	<4 / 10 / 4	0 / 21 / 11
	IV CL (mL/min/Kg) $T_{1/2}$ (h) Vdss (L / Kg) (mouse /rat)	6.4 / 12.4 1.3 / 3.8 0.27 / 0.69	**Actioned**	1.6 / 2.6 8.0 / 3.8 0.73 / 0.26

42

Selective ARID1B Degrader For ARID1A-Mutant Cancers 43

ARID1B is a Major Synthetic Lethal Target with Potential in Up To 5% of All Solid Tumors

Target / Approach	• ARID1B • Targeted protein degrader
Stage / Next Milestone	• Preclinical • *In vivo* proof of concept in 2026
Key Differentiation	• Multiple ARID1B binders with nM affinity and selectivity • Selective ARID1B degradation

Tumors with ARID1A-Mutants

	Endometrial	Gastric[2] & GEJ	Bladder	NSCLC
US Incidence[1]	66K	37K	84K	195K
Mutation frequency	38%	20%	24%	7%
US Incidence (2025) of ARID1A-mutant tumors	25K	7K	20K	14K

* *Per year incidence in the U.S., EU5, Japan. Source: Clarivate DRG Mature Markets Data.*

44

ARID1B: Drugging A Previously Undruggable Target

Drug Targeting Considerations

- Large and highly unstructured protein ~ 240 kDa
- No known enzymatic function
- Member of large, multi-subunit complex
- High sequence homology (~60%) to ARID1A

Approach

- Discover binders to ARID1B
- Use binders to develop bifunctional degraders


ARID1A/B
BAF
Nucleosome
PDB ID: 6LTJ

45

| Foghorn Platform Yields Several Selective ARID1B Binder Series 46 ARID1B ARID1A KD= 25.3 ± 3.4 µM N= 0.90 ± 0.02 ARID1B ARID1A >2x selectivity for ARID1B ARID1B Binding A R ID 1 A B in d in g SERIES A SERIES B

| Maximum Optionality Achieved Through Progression of Both Cereblon and VHL Based Degraders in Parallel 47 C E R E B L O N V H L

Lead ARID1B Degrader Demonstrates Robust Degradation Across Multiple Cell Lines

IMMUNOBLOT

HT-1376 (Bladder)



kDa
DMSO
1 uM
2.5 uM
5 uM
10 uM
20 uM
280
116
ARID1B
Vinculin

24 hours

HiBiT - ENDPOINT

HCT116 (Colorectal)



Relative Luminescene Units (% Control)
120
100
80
60
40
20
0
0
1000
10000
Concentration (nM)

24 hours

HiBiT – KINETICS

HCT116 (Colorectal)



Relative Luminescence Units (% Control)
120
100
80
60
40
20
0
0
4
8
12
16
20
24
Time (hr)
20 µM
10 µM
5 µM
2.5 µM
1.25 µM
DMSO

48

| ARID1B Degradation is On-Mechanism Via Ubiquitin-Proteasome System 49 Inhibitors of the UPS Pathway Rescue Degradation VHL-Inactive Degrader Does Not Affect ARID1B Levels Degradation Cell Viability Degradation + 750 nM MG132 (Proteosome inhibitor) + 250 nM Bortezomib (Velcade, Proteosome inhibitor) + 750 nM MLN4924 (Neddylation inhibitor) + 750 nM TAK-243 (Ub activating enzyme inhibitor) ARID1B degrader

ARID1B Degrader Exhibits High Target Selectivity



ARID1B-HiBiT HCT116
SMARCA2-HiBiT HeLa
ARID1A-HiBiT HCT116
SMARCA4-HiBiT HeLa
Relative Luminescene Units (% Control)
0
20
40
60
80
100
120
0
100
1000
10000
Concentration (nM)

50

| Selective ARID1B Degradation Demonstrated by Global Proteomics 51

| 0.0 0.2 0.4 0.6 0.8 1.0 1 2 3 4 5 6 Selective ARID1B Degradation has Demonstrated Effects on Downstream Target Genes – Progressing Towards Proof of Concept 52 3 Day ARID1B shRNA Treatment ARID1B Degrader Treatment y = 0.6782x + 0.2591 R² = 0.7754 0.00 0.20 0.40 0.60 0.80 1.00 1.20 0.0 0.5 1.0 ARID1B expression y = -2.6042x + 3.1832 R² = 0.8159 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 0.0 0.5 1.0 ARID1B expression ARID1B Gene Expression ARID1B Expression ARID1B ExpressionRange of Dox Treatment R e la ti v e E xp re ss io n R e la ti v e E xp re ss io n R e la ti v e E xp re ss io n Down Gene A Expression Up Gene B Expression 24h Treatment 48h Treatment Down Gene A Expression Up Gene B Expression Putative target genes identified from literature and confirmed via internal shRNA efforts

Advancing Multiple Programs with Near-Term Milestones

Program	Milestone	Timing	Partner
FHD-909* (LY4050784) (Selective SMARCA2 Inhibitor)	Phase 1 Monotherapy Data	Confidential	Lilly
Selective SMARCA2 Degrader*	Transition to Lilly / IND	Confidential	Lilly
Selective CBP Degrader	IND Ready	2026	
Lilly Target #2**	Transition to Lilly / IND	Confidential	Lilly
Selective EP300 Degrader	Development Candidate	2026	
Selective ARID1B Degrader	*In Vivo* Proof of Concept	2026	

* 50/50 U.S. economic split, ex-U.S. royalties. ** Pending Lilly decision to proceed, 50/50 U.S. economic split, ex-U.S. royalties.

53

Developing First-in-Class Precision Medicines Targeting Major Unmet Needs in Cancer

Leader in Unique Area of Cancer Biology

Foghorn is a **leader in targeting chromatin biology,** which has the potential to address underlying dependencies of many genetically defined cancers

Platform with initial focus in oncology, **therapeutic area expansion potential**

Large Market Potential

Chromatin biology is implicated in up to **50% of tumors**, potentially impacting **~2.5 million patients**

Foghorn's current pipeline potentially addresses **more than 500,000** of these patients

Broad pipeline across a range of targets and small molecule modalities

Well-Funded

$180.3 million in cash and equivalents

(as of 09/30/2025)

Cash runway into 2028

Shares outstanding: approximately 63.0M*

Value Drivers

Selective SMARCA2 Inhibitor, FHD-909, partnered with Lilly, in **Phase 1 trial**

Advancement of preclinical assets (Selective SMARCA2, CBP, EP300, ARID1B Degraders) towards INDs

Protein degrader platform with expansion into induced proximity

Major Strategic Collaboration

Strategic collaboration with Lilly; **$380 million upfront;** 50/50 U.S. economic split on two lead programs

Lilly

**Includes common shares outstanding and pre-funded warrants as of 09/30/2025.*

54

Unique biology Precision therapeutics Broad impact 55 November 2025

Appendix 56

SMARCA2 Program FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex 57

| FHD-909 is Highly Selective for SMARCA2 Over SMARCA4 58 FHD-909 Demonstrated Approximately 33-fold Selectivity Across SMARCA4 Mutant and Wild-Type Cell Lines In Vitro Selectivity = 33x Median IC50 (µM) 0.0932SMARCA4 WT 0.0028SMARCA4 MUT NCI-H460, Lung model (NSCLC / SMARCA4-wildtype) FHD-909 is highly selective in vivo, as it does not inhibit growth of a SMARCA4-wildtype xenograft model of lung cancer IC50 values are corrected for FBS binding Note: All doses were well tolerated. Dosing holidays were applied to the 60mg/kg FHD-909 dose groups as appropriate.

FHD-909 Monotherapy Demonstrated Regression *In Vivo* in NCI-H2126 SMARCA4 Mutant NSCLC Model at Tolerated Doses

NCI-H2126 Reduction in Tumor Volume



Vehicle Control
FHD-909, 20mg/kg, PO, BID
FHD-909, 40mg/kg, PO, BID
FHD-909, 60mg/kg, PO, BID
Tumor Volume (mm³)
350
300
250
200
150
100
0
7
14
21
28
Days of Dosing (Dose Start Day1)

NCI-H2126 Body Weight



Body Weight (% of Starting Weight)
120
110
100
90
80
0
7
14
21
28
Days of Dosing (Dose Start Day1)

Genetic Background: SMARCA4 W764R, TP53 E62*, STK11-/-, CDKN2A-/-, KEAP1 R272C

NOTE: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate.

59

| FHD-909 Monotherapy Demonstrated Strong In Vivo Activity Across SMARCA4 Mutant NSCLC Models at Tolerated Doses 60 0 7 14 21 28 100 200 300 400 500 Days of Dosing (Dose Start Day1) Vehicle Control FHD-909, 20mg/kg, BID, PO FHD-909, 40mg/kg, BID, PO FHD-909, 60mg/kg, BID, PO A549 Model RERF-LC-AI Model NCI-H1793 Model Genetic Background: SMARCA4, Q729fs / H736Y, KRAS G12S, STK11-/-, CDKN2A-/-, KEAP1 G333C Genetic Background: SMARCA4 mut p.E1496*, TP53 p.Q104*, NF1 p.E1699* Genetic Background: SMARCA4, E514*, TP53 R209* R273H, ARID1A C884* NOTE: All doses were well tolerated. Dosing holidays were applied to the 60 mg/kg dose groups, as appropriate.

| FHD-909 in Combination with Standard Therapies Demonstrates Significant Activity in the A549 (SMARCA4 mutant, KRAS G12S) Xenograft NSCLC Model 61 0 7 14 21 28 200 400 600 800 1000 1200 Days of Dosing (Dose Start Day 1) T u m o r vo lu m e (m m 3 ) * * * * ** ## Note: * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, # additive by Bliss Independence analysis. Dosing holidays were applied to the 60mg/kg FHD-909 dose groups as appropriate. FHD-909 + cisplatin + pemetrexed A549 (SMARCA4mt, KRAS G12S) In vivo, combining FHD-909 with cisplatin and pemetrexed increased antitumor effect, resulting in tumor regression Additivity and synergy were also observed in vitro when FHD-909 was combined with cisplatin or pemetrexed

| FHD-909 in Combination with Standard Therapies Demonstrates Significant Activity in the RERF-LC-AI (SMARCA4 mutant) Xenograft NSCLC Model 62 0 7 14 21 28 200 400 600 800 1000 1200 1400 Days of Dosing (Dose Start Day 1) T u m o r V o lu m e (m m 3 ) * * * * **# # Note: * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, # additive by Bliss Independence analysis. In vivo, combining FHD-909 with cisplatin and paclitaxel increased antitumor effect, resulting in tumor regression Additivity and synergy were also observed in vitro when FHD-909 was combined with cisplatin or paclitaxel FHD-909 + cisplatin + paclitaxel RERF-LC-AI (SMARCA4mt)

| Synergistic Activity Observed for FHD-909 in Combination with KRAS Inhibitors In Vitro 63 In h ib it io n ( % ) In h ib it io n ( % ) FHD-909 + olomorasib (KRAS G12C inhibitor) FHD-909 + pan-KRAS inhibitor In h ib it io n ( % ) In h ib it io n ( % ) 1 10 100 1000 10000 -20 0 20 40 60 80 100 120 FHD-909 concentration (nM) DMSO 7 14 28 56 113 225 450 900 [LY4066434](nM) In h ib it io n ( % ) NCI-H2030, Lung, NSCLC SMARCA4-/- KRAS(G12C) PATU-8988T, Pancreas, PDAC SMARCA4 - / fusion, KRAS(G12D)* SNU-407, Colon, CRC SMARCA4 P109fs194, R466C, Y507H, M1109V, KRAS(G12D) A549, Lung, NSCLC SMARCA4 Q729fs/H736Y, KRAS(G12S) PATU-8988T, Pancreas, PDAC SMARCA4 - / fusion, KRAS(G12V) Note: FHD-909 is reported in unbound concentrations in the assays; *CRISPR KI, fs frameshift FHD-909 + LY3962673 (KRAS G12D inhibitor) FHD-909 + LY4066434 (pan-KRAS inhibitor) FHD-909 + LY3962673 (KRAS G12D inhibitor) FHD-909 + LY4066434 (pan-KRAS inhibitor) NCI-H2030, Lung, NSCLC SMARCA4-/- KRAS(G12C)

| Combination of FHD-909 with KRAS Inhibitors Demonstrates Synergistic Activity in SMARCA4, KRAS Co-Mutated Human NSCLC Xenograft Models In Vivo FHD-909 + olomorasib (KRAS G12C inh) NCI-H2030 (SMARCA4mt, KRAS G12C) 64 0 7 14 21 28 0 500 1000 1500 2000 2500 3000 Days of Dosing (Dose Start Day1) T u m o r V o lu m e (m m 3 ) ## synergistic (p<0.05) * * * ## Combination of FHD-909 with olomorasib demonstrated synergistic antitumor activity and sustained tumor regression in vivo Note: Olomorasib – LY3537982; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, ## synergistic by Bliss Independence analysis.

Combination of FHD-909 with KRAS Inhibitors Demonstrates Synergistic Activity in SMARCA4, KRAS Co-Mutated Human NSCLC Xenograft Models *In Vivo*



FHD-909 + pan-KRAS inh
A549 (SMARCA4mt, KRAS G12S)
##synergistic (p<0.05)
Tumor Volume (mm3)
1200
1000
800
600
400
200
0
7
14
21
28
Days of Dosing (Dose start Day 1)
*
*
* ##
Vehicle, PO, BID
FHD-909 40mg/kg BID, PO
pan-KRAS inh 30mg/kg BID, PO
FHD-909 40mg/kg BID,PO +
pan-KRAS inh 30mg/kg, BID, PO

Combination of FHD-909 with pan-KRAS inhibitor resulted in synergistic antitumor activity and sustained tumor regression, *in vivo*

***Note**: pan-KRAS inhibitor - LY4066434; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, ## synergistic by Bliss Independence analysis.*

65

FHD-909 in Combination with Pembrolizumab Shows Significantly Enhanced Anti-Tumor Activity in A549 CD34+ HSC Humanized Xenograft NSCLC Model

FHD-909 (20 mg/kg) + pembrolizumab
A549 (SMARCA4mt, KRAS G12S)



Tumor volume (mm³)
700
600
500
400
300
200
##
##
*
*
21
28
35
42
49
Study days (Dose Start Day 22)
Vehicle Control
hIgG control, IP 2X per week
Pembrolizumab 10mg/kg IP, 2X per week
FHD-909 20mg/kg BID, PO
FHD-909 20 mg/kg + pembrolizumab 10mg/kg

FHD-909 (40 mg/kg) + pembrolizumab
A549 (SMARCA4mt, KRAS G12S)



Tumor volume (mm³)
700
600
500
400
300
200
##
#
*
*
21
28
35
42
49
Study days (Dose Start Day 22)
Vehicle Control
hIgG control, IP 2X per week
Pembrolizumab 10mg/kg IP, 2X per week
FHD-909 40mg/kg BID, PO
FHD-909 40 mg/kg + pembrolizumab 10mg/kg

FHD-909 sensitized the tumor cells to pembrolizumab treatment resulting in enhanced combination activity.

Pembrolizumab alone had no effect on tumor growth compared to vehicle control.

***Note**: **HSC**, hematopoietic stem cells; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agents; # additive, ## synergistic by Bliss Independence analysis.*

66

| Selective SMARCA2 Degrader Achieved Complete SMARCA2 Degradation and Cell Growth Inhibition In Vitro 67 Degraders Caused Time- and Dose-Dependent SMARCA2 Degradation Antiproliferative Effects in A549 Mutant NSCLC Model A549 Ten-Day Proliferation AssaySMARCA2 / SMARCA4 HIBIT Data SMARCA2 SMARCA4 % D eg ra d at io n Concentration (uM) 0 25 50 75 100 1E-3 0.01 0.1 1 10 NOTE: Data as of Q4 2021.

Protein Degradation Importance of Rate Analysis FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex 68

Degradation Rates and Their Relationship to Dmax

Theoretical Kinetic Profile



Native
Deg Rate
Dmax10
Dmax25
Dmax50
Dmax80
Dmax95
Target Level
Time

Experimental Kinetic Profile



1.5
1.0
0.5
0.0
Fractional Loss
0
5
10
15
20
25
Time (hr)
1 uM
333 nM
111 nM
37 nM
12 nM
4 nM
1 nM
0.4 nM
150 pM
50 pM
17 pM
5 pM
2 pM
627 fM
209 fM
70 fM
DMSO

Experimental Rate vs. Dmax



100
80
60
40
20
0
Dmax (%)
0.0
0.5
1.0
1.5
Degradation Rate (hr^{-1})

- Slower rates lead to partial degradation, faster rates to complete loss
- Rate is an indicator of degrader efficiency. If rate is slow, the process is inefficient and reflective of a degrader which does not have a high turnover rate of target

69

| Degradation Rate Dictates Dmax – Program Independent 70 Foghorn CBP ProgramFoghorn BRD9 Program Foghorn EP300 Program • Large scale experimental kinetic analysis for a program reveals the relationship between rate and Dmax

Prelude VHL and CRBN Compounds Have Incomplete Dmax and Also Have a Hook Effect

Prelude SMARCA2 (VHL) Degrader



Concentration
3000 nM
750 nM
188 nM
46 nM
12 nM
3 nM
0.7 nM
0.2 nM
DMSO
Rate max (λ) hr-1: 1.5
Hook Effect
Fractional Loss
1.5
1.0
0.5
0.0
0
5
10
15
20
25
Time (hr)

Prelude SMARCA2 (CRBN) Degrader



Concentration
3000 nM
750 nM
188 nM
46 nM
12 nM
3 nM
0.7 nM
0.2 nM
DMSO
Rate max (λ) hr-1: 0.4
Hook Effect
Fractional Loss
1.5
1.0
0.5
0.0
0
5
10
15
20
25
Time (hr)

- Prelude's SMARCA2 (VHL) degrader was faster and achieved improved Dmax across concentrations as compared to SMARCA2 (CRBN)
- The SMARCA2 (CRBN) degrader is considerably slower and therefore even at high concentration will be incomplete
- Both degraders show a bifunctional hook effect which slows rate and impedes Dmax at high concentrations

71

Foghorn Analysis and Dmax Results Match Published Prelude Data

Prelude Published Data

Prelude PRT3789 (VHL) [1]


SMARCA2
SMARCA4
SMARCA2-hook
SMARCA4-hook
Degradation 2h (%)
PRT3789 [nM]

Prelude PRT7732 (CRBN) [2]


SMARCA2
SMARCA4
% Protein
PRT7732 (nM)

Foghorn Replicated Data from Prelude Patents

Prelude (VHL) Degrader


VHL degrader (2 hours)
VHL degrader (24 hours)
% Degradation
Concentration (nM)
SMARCA2

Prelude (CRBN) Degrader


SMARCA2
SMARCA4
% Protein
Concentration (nM)

1. AACR-NCI-EORTC 2023 Poster B113 – Ito et al.
2. AACR 2024 Poster 4503 -Shvartsbart et al.

72

Induced Proximity Platform Evolution FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex 73

Existing Capabilities Have Produced Multiple Degrader Programs and are Setting Foundation for Expansion Into Induced Proximity

Induced Proximity describes a chemical means to bring together a target and effector to re-program disease states

Targeted protein degradation is a compelling example of induced proximity


Ub
Ub
Ub
Degrader Machinery (E3 Ligase)
Target

Induced proximity offers an almost endless opportunity to modulate biology


Effector
Target

Post-Translational modification - dependent Protein Stabilization

Modulation of gene activation/repression

74

Induced Proximity Platform Demonstrates Initial POC for DUBTAC

Impacting Post Translational Modifications

DUBTACs (deubiquitinase targeting chimera) are heterobifunctional molecules that recruit a DUB to a target of interest in order to remove the ubiquitin "degradation tag", thereby resulting in protein stabilization



Ub
Ub
Ub
Ub
BRD7
DUB
increase in
protein levels

DUBTAC Treatment Selectively Stabilizes BRD7 Over BRD9



Fractional Luminescence (RLU)
1.75
1.50
1.25
1.00
0.75
0.50
0
5
10
15
20
25
Time (hr)
50%↑
BRD7 binder - 370 nM
BRD7 binder - 120 nM
BRD7 binder - 40 nM
BRD7 DUBTAC1 - 370 nM
BRD7 DUBTAC1 - 120 nM
BRD7 DUBTAC1 - 40 nM
DMSO
Fractional Luminesce (RLU)
1.50
1.25
1.00
0.75
0.50
0
5
10
15
20
25
Time (hr)
BRD9 binder – 370 nM
BRD9 binder – 120 nM
BRD9 binder – 40 nM
BRD9 DUBTAC1 – 370 nM
BRD9 DUBTAC1 – 120 nM
BRD9 DUBTAC1 – 40 nM
DMSO

- **BRD7 DUBTAC treatment results in up to 50% increase in BRD7 levels as compared to binder alone, but does not result in stabilization of a highly similar paralogue, BRD9**
- **Stabilization of BRD7 levels could be new mechanism to impact metabolic and endocrine diseases**

75

Induced Proximity Platform Demonstrates Potential for Novel Approach to Activate Cell Death Cascade

Modulating Gene Activation/Repression

Normal BCL6 Function


BCL6
STOP
cell death
pro-apoptotic genes

BCL6 Activation with BAF-BCL6 Heterobifunctional


BAF
BCL6
cell death
pro-apoptotic genes

BAF-BCL6 Heterobifunctional Releases Cell Death Cascade


KARPAS422
Relative cell viability
100
50
0
10^{-4}
10^{-2}
10^{0}
10^{2}
Concentration (uM)
DMSO
GNE (EC50: 81.65 µM)
BI (EC50: 24.34 µM)
FHTX (EC50: 0.8614 µM)
GNE + BI (EC50: 16.16 µM)

- BCL6 is a proto-oncogene, which binds to promoters of cell death genes and suppresses their expression
- We have developed a hetero-bifunctional molecule which couples the chromatin remodeling complex BAF with BCL6
- BAF releases the BCL6 complex, which activates the cell death cascade killing tumor cells
- BCL6 inhibitors: GNE and BI, administered on their own have no effect on tumor cells
- Genes downstream of BCL6 become more highly expressed when coupled with BAF vs. the BCL6 inhibitor alone

76

Induced Proximity Platform Offers Expansion Beyond Oncology; Nuclear Hormone Receptors Initial Area of Focus – Potential for Partnerships

48 Nuclear Hormone Receptors

Table 1 The 48 human nuclear receptors

NHR		Subtypes
NR1A1, A2	TR	α, β
NR1B1, B2, B3	RAR	α, β, γ
NR1C1, C2, C3	PPAR	α, β, γ
NR1D1, D2	Rev-erb	α, β
NR1F1, F2, F3	ROR	α, β, γ
NR1H3, H2	LXR	α, β
NR1H4, NR1H5	FXR	α, β
NR1I1	VDR	
NR1I2	PXR	
NR1I3	CAR	
NR2A1, A2	HNF4	α, γ
NR2B1, B2, B3	RXR	α, β, γ
NR2C1, C2	TR	2, 4
NR2E2	TLL	
NR2E3	PNR	
NR2, F1, F2	COUP-TF	I, II
NR2F6	EAR-2	
NR3A1, A2	ER	α, β
NR3B1, B2, B3	ERR	α, β, γ
NR3C1	GR	
NR3C2	MR	
NR3C3	PR	
NR3C2	AR	
NR4A1	NGFI-B	
NR4A2	NURR1	
NR4A3	NOR1	
NR5A1	SF1	
NR5A2	LRH-1	
NR6A1	GCNF	
NR0B1	DAX-1	
NR0B2	SHP	

Nuclear hormone receptor are implicated in multiple biology processes across most organ systems



Access to multiple TAs and indications given promiscuity of HR across multitude of biology processes

~ 10 Nuclear Hormone Receptors

- Only 10 nuclear hormone receptors have been drugged and approved to date (e.g., AR, ER Glucocorticoids, thyroid HR alpha beta)

- Despite decades of development most others have not successfully been developed into drugs for various reasons (e.g. lack of efficacy, safety)

Applications of FHTX Induced Proximity Platfrom

- Make existing agonists or antagonists more efficacious

- Improve upon failed approaches by addressing efficacy and/or safety issue

77

Degrader Platform Uniquely Enables Expansion into Induced Proximity

Proprietary E3 Ligase Libraries

- **Proprietary E3 ligase binders**
  - **~ 15 -17 in internal library**
  - **UBR5**

Computational Chemistry
(ML, AI, Virtual Screens)

- **Structural prediction/ docking**

Linker Toolkit

- **Well-developed toolkit**
- **Flexibility- rigidity**
- **Charge**
- **Hydrophobicity**

Binder Discovery

- **Commercial and proprietary covalent and fragment screening libraries**
- **Target binders**

Privileged Collection of Handles

- **BAF complex subunits, CBP, EP300**



Degrader Design
Degrader Optimization
Degrader Development



Best-in-Class Induced Proximity Modulator

Mechanism and Kinetics

- **Specificity/Selectivity (global proteomics)**
- **Kinetics (Dmax/DC50)**
- **Cooperativity (e.g., ternary complex)**
- **Permeability**
- **MoA characterization**
- **Cellular and permeability assays**

Exploratory Biology

- ***In Vitro* efficacy**
- **Indication selection**
- **Combinations**
- **Resistance mechanisms**

In vivo Validation
(Efficacy and Safety)

- ***In Vivo* models**
- **PK/PD determination, modeling and dose prediction**

Proprietary Formulation & Delivery Platform

- **Oral, IV and LAI formulation for drug delivery**

FOGHORN THERAPEUTICS
78

Drugging Transcription Factors Multiple Approaches FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex 79

| Foghorn’s Transcription Factor Platform: 4 Approaches 80 Transcription Factor Chromatin Remodeler Modulating TF activity via Protein-Protein Interaction Disruptors Transcription Factor Native E3 Ligase Degrading TFs via recruitment of the native E3 ligase using molecular glue = MG (Molecular Glue) Leveraging Phenotypic Screening to reduce TF levels in disease relevant settings Re-wiring transcription through Induced Proximity with TFs Disease relevant cell lines Transcription Factor Activator/ Repressor = CIP (Chemical Inducer of Proximity) CIP MG Transcription Factor